FINANCIAL INVESTORS TRUST

SUPPLEMENT DATED NOVEMBER 21, 2017 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE GRANDEUR PEAK GLOBAL REACH FUND (THE “FUND”) DATED AUGUST 31, 2017, AS SUPPLEMENTED FROM TIME TO TIME

Effective December 1, 2017, Zach Larkin is no longer serving as an Industry Portfolio Manager of the Fund. Therefore, all references to Zach Larkin with respect to the Fund in the Summary Prospectus, Prospectus and Statement of Additional Information are hereby deleted as of that date. Amy Hu Sunderland, Liping Cai, Stuart Rigby, Brad Barth and Mark Madsen remain as Industry Portfolio Managers of the Fund. Randy Pearce remains the Guardian Portfolio Manager of the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.